Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Jon Kessler, the Chief Executive Officer (Principal Executive Officer) of HealthEquity, Inc. (the “Company”), hereby certify that, to my knowledge:

1.
Our Quarterly Report on Form 10-Q for the quarter ended October 31, 2018 (the “Report”), of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 6, 2018

By:	/s/ Jon Kessler
Name:	Jon Kessler
Title:	Chief Executive Officer (Principal Executive Officer)